September 6, 2019

United States Securities and Exchange Commission

Disclosure Review Office

Division of Investment Management

100 F Street, N.E.

Washington, DC 20549-0506

RE:	Connecticut Mutual Variable Life Separate Account I

File No. 811-08514 CIK 0000922586

Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (1940 Act), the above referenced separate account, a unit investment trust registered under the Act, mailed to its policy owners the 2019 semi-annual reports for the underlying management investment companies listed in the table below. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the 1940 Act.

The 2019 semi-annual reports of the investment companies listed below are incorporated by reference.

Investment Company	CIK
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	0000896435
Variable Insurance Products Fund	0000356494
Variable Insurance Products Fund V	0000823535

Very truly yours,

/s/ James M. Rodolakis

James M. Rodolakis
Lead Counsel, Annuity Product & Operations
Massachusetts Mutual Life Insurance Company